AMENDMENT TO LOAN DOCUMENTS

         THIS AMENDMENT TO LOAN DOCUMENTS consisting of a Promissory Note and Deed of Trust is made this 11th day of October, 1996, by and between JAMES L. WRIGHT, JR., hereinafter called "Lender", and MICROTECH MEDICAL SYSTEMS, INC., hereinafter called "Borrower".


         WHEREAS, Glacier Valley Holding Corporation and Lender executed a certain Promissory Note dated July 25, 1996, with the principal face amount of Three Hundred Three Thousand Seven Hundred Ninety-Three and No/100 ($303,793.00) Dollars and James L. Wright, Jr., Payee, Glacier Valley Holding Corporation as the Maker, and Borrower as Guarator, and

         WHEREAS, the Promissory Note was secured by a certain Deed of Trust dated July 25, 1996, recorded in Book ____ at Page ____ of the Books and Records of the Clerk and Recorder of El Paso County, Colorado, on __________, and


         WHEREAS, copies of the above referenced documents are attached hereto as Exhibits "A" and "B" respectively, and are incorporated herein by reference, and


         WHEREAS, Borrower and Lender desire to enter into this Amendment in order to approve the assumption of said Promissory Note by Borrower.

         NOW THEREFORE, in consideration of the conditions, covenants and agreements herein contained for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1.  Promissory Note.

                           (a) Lender  hereby  approves  the  assumption  of the
Promissory Note by Borrower.

                           (c) In all other respects,  the Promissory Note shall
remain unchanged.

                  2.  Amendment to Deed of Trust.

                           (a) Notwithstanding  anything in the Deed of Trust to
the contrary, said Deed of Trust is amended to conform to the assumption of the Promissory Note set forth in Paragraph 1 hereinabove.

                           (b) The Deed of Trust shall be amended to provide for
partial release thereon upon payment to Lender of Ten Thousand One Hundred Twenty-Six and 53/100 ($10,126.53) Dollars per lot transferred by Borrower once the subject real estate is platted in final form as per attached preliminary plat.

                  3. Acknowledgement of Prior Glacier Valley Commitment and Assumption.

                           (a) The parties  agree  Lender shall have his pick of
one (1) of the lots currently being platted for a price of Twelve Thousand Five Hundred and No/100 ($12,500.00) Dollars as per agreement with previous Glacier Valley Holding Corporation. Mr. Wright must make his choice and pay for said lot within ten (10) days after notification said lots are staked.

                  4.  Recordation.

                           (a) The recordation of this Amendment shall not alter
the priority of the lien on the property created by the Deed of Trust referred to hereinabove.

                  5.  Release.

                           (a) The  execution  of this  Amendment  does  not and
shall not constitute a waiver of any rights or remedies to which Lender is entitled pursuant to the Promissory Note and Deed of Trust except as specifically set forth herein.

                  6.  Advice of Counsel.

                           (a) The parties  hereto are advised to consult  legal
counsel regarding the effect of this document and the signatures hereon acknowledge that counsel has been consulted or that the parties desire not to so consult counsel.

                  7.  Binding Effect.

                           (a) This Amendment shall be binding upon and enure to
the benefit of the parties hereto, their heirs, successors, devisees and assigns.

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

                  8.  Multiple Originals.

                           (a)  This  Amendment  may  be  executed  in  multiple
originals, each of which shall be deemed an original and one of which may be attached to the Promissory Note without having been first recorded.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment the date and year first above written.



BORROWER:

MICROTECH MEDICAL SYSTEMS, INC.


BY:      _________________________________




STATE OF COLORADO
COUNTY OF ________________

         Sworn to and subscribed before me this ____ day of October, 1996 by _____________________________ on behalf of Microtech Medical Systems, Inc.


                                    ___________________________________
                                    Notary Public, Colorado
                                    My commission expires:_____________


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